UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 14, 2006

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, in May 2005, Apogee Enterprises, Inc. (the “Company”) entered into a Credit Agreement (the “Agreement”), dated as of May 4, 2005, among the Company, each of the lenders from time to time parties to the Agreement, and The Bank of New York, as letter of credit issuer, administrative agent for the Lenders and swing line lender. The Agreement created a five-year, committed, unsecured, revolving credit facility in the amount of $100.0 million (subject to increase under the Agreement to an amount not exceeding $175.0 million). The credit facility included a letter of credit facility in the amount of up to $25 million, the outstanding amounts of which decrease the available borrowing base.

The Company may elect the borrowings under the Agreement to bear interest at one of two rates. First, borrowings under the Agreement may be made at an interest rate per annum equal to the sum of the Applicable Margin (which is calculated based upon the Company’s debt-to-EBITDA ratio) and LIBOR (as defined in the Agreement). Second, borrowings under the Agreement may be made at an interest rate per annum equal to the sum of: (1) the Alternate Base Rate (which is a rate per annum equal to the greater of (x) the interest rate announced by the administrative agent in The City of New York as its prime commercial loan rate in effect on such day and (y) the sum of 0.50% per annum and the federal funds rate in effect on such day) in effect from time to time, and (2) the Applicable Margin.

On November 14, 2006, the Company entered into Amendment No. 1 to the Agreement (the “Amendment”), dated as of November 14, 2006, among the Company, each of the lending institutions listed on the signature page to the Amendment, and The Bank of New York, as letter of credit issuer, administrative agent for the lenders and swing line lender. The Amendment amended the Agreement in the following respects:

•	The latest Commitment Termination Date (as defined) was extended from May 4, 2010 to November 14, 2011.

•	The Applicable Margin (as defined) on LIBOR rate loans was decreased, effectively decreasing the interest rate payable on borrowings under the Agreement.

•	The Commitment Fee (as defined) was decreased from 0.20% per annum to 0.15% per annum of the average daily Available Commitment (as defined).

No other provisions of the Agreement were affected by the Amendment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2005.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 1, dated as of November 14, 2006, to Credit Agreement, dated as of May 4, 2005, among the Company and banks party to the agreement, including related contribution and subsidiary guaranty agreements.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter
Chief Financial Officer

Date: November 20, 2006

3

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1, dated as of November 14, 2006, to Credit Agreement, dated as of May 4, 2005, among the Company and banks party to the agreement, including related contribution and subsidiary guaranty agreements.

4